Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   June, 1998
           Series 1998-09, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.395212
                                                       -------------------------
       Weighted average maturity                                         355.01
                                                       -------------------------

 A.      Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
      1.
                                  Principal
             Principal Per     Prepayments Per   Interest Per
     Class    Certificate        Certificate      Certificate       Payout Rate
       R    $ 1000.00000000   $   867.30000000  $     5.70000000   % 6.84000000
       PO   $    1.42378756   $     0.50124108  $     0.00000000   % 0.00000000
       A1   $    0.00000000   $     0.00000000  $     5.41666675   % 6.50000010
       A2   $    0.00000000   $     0.00000000  $     5.41666661   % 6.49999993
       A3   $    3.93455793   $     3.41229245  $     5.83333334   % 7.00000001
       A4   $    3.75010125   $     3.25231942  $     0.00000000   % 0.00000000
       A5   $  107.68919523   $    98.27309253  $     5.62499993   % 6.74999992
       A6   $    0.00000000   $     0.00000000  $     5.50520821   % 6.60624985
       A7   $    0.00000000   $     0.00000000  $     5.83333333   % 7.00000000
       A8   $    0.00000000   $     0.00000000  $     5.62500010   % 6.75000012
       A10  $    8.48899408   $     7.36218177  $     5.62499997   % 6.74999997
       A11  $    0.00000000   $     0.00000000  $     5.62500000   % 6.75000000
       A12  $    0.00000000   $     0.00000000  $     5.62500000   % 6.75000000
       A13  $    0.00000000   $     0.00000000  $     5.62500005   % 6.75000006
       A14  $    0.00000000   $     0.00000000  $     5.83333400   % 7.00000080
       A15  $    0.00000000   $     0.00000000  $     5.41666667   % 6.50000000
       A9   $    0.00000000   $     0.00000000  $     5.62500049   % 6.75000059
       A16  $    0.00000000   $     0.00000000  $     6.08705402   % 7.30446482
       A17  $    0.00000000   $     0.00000000  $     5.62499989   % 6.74999987
       A18  $    0.00000000   $     0.00000000  $     5.62500000   % 6.75000000
       A19  $    0.00000000   $     0.00000000  $     5.62500039   % 6.75000047
       RL   $ 1000.00000000   $   867.30000000  $     5.60000000   % 6.72000000
       M    $    0.78481625   $     0.00000000  $     5.62500036   % 6.75000043
       B1   $    0.78481623   $     0.00000000  $     5.62500083   % 6.75000100
       B2   $    0.78481668   $     0.00000000  $     5.62500000   % 6.75000000
       B3   $    0.78481543   $     0.00000000  $     5.62500166   % 6.75000200
       B4   $    0.78481703   $     0.00000000  $     5.62500333   % 6.75000399
       B5   $    0.78481476   $     0.00000000  $     5.62499944   % 6.74999933

       2.      Unanticipated Recoveries:                 $             0.00
                                                             ---------------

 B.   Accrual Amount
       1.
        Class          Accrual Amount
        -----          --------------
          A5           $    106,590.34

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $        47,418.49
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   747,342,065.55
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:              2,441
                                                             -----------------
       3.
        Beginning Aggregate   Ending Aggregate         Ending
         Class Certificate    Class Certificate   Single Certificate
Class    Principal Balance    Principal Balance        Balance           Cusip
-----    -----------------    -----------------        -------           -----
R      $           100.00  $              0.00  $              0.00   36158GDQ8
PO     $       817,032.00  $        815,868.71  $            998.58   GEC9809PO
A1     $    48,871,886.00  $     48,871,886.00  $          1,000.00   36158GCS5
A2     $    54,638,720.00  $     54,638,720.00  $          1,000.00   36158GCT3
A3     $   203,020,714.00  $    202,221,916.95  $            996.07   36158GCU0
A4     $     7,889,139.00  $      7,859,553.92  $            996.25   36158GCV8
A5     $    18,949,394.00  $     16,909,345.16  $            892.31   36158GCW6
A6     $    14,087,291.00  $     14,087,291.00  $          1,000.00   36158GCX4
A7     $     4,986,000.00  $      4,986,000.00  $          1,000.00   36158GCY2
A8     $    51,175,000.00  $     51,175,000.00  $          1,000.00   36158GCZ9
A10    $   164,000,383.00  $    162,608,473.90  $            991.51   36158GDB1
A11    $    20,252,000.00  $     20,252,000.00  $          1,000.00   36158GDC9
A12    $    22,880,000.00  $     22,880,000.00  $          1,000.00   36158GDD7
A13    $    23,196,750.00  $     23,196,750.00  $          1,000.00   36158GDE5
A14    $     5,000,000.00  $      5,000,000.00  $          1,000.00   36158GDF2
A15    $    33,000,000.00  $     33,000,000.00  $          1,000.00   36158GDG0
A9     $     5,055,948.00  $      5,055,948.00  $          1,000.00   36158GDA3
A16    $     3,652,261.00  $      3,652,261.00  $          1,000.00   36158GDH8
A17    $    22,394,100.00  $     22,394,100.00  $          1,000.00   36158GDJ4
A18    $     9,880,000.00  $      9,880,000.00  $          1,000.00   36158GDK1
A19    $    12,872,248.00  $     12,872,248.00  $          1,000.00   36158GDL9
SUP    $   714,080,582.70  $    709,844,019.07  $            994.07   GEC98009S
RL     $           100.00  $              0.00  $              0.00   36158GDR6
M      $    13,905,000.00  $     13,893,677.87  $            999.22   36158GDM7
B1     $     6,013,000.00  $      6,008,103.92  $            999.22   36158GDN5
B2     $     3,382,000.00  $      3,379,246.21  $            999.22   36158GDP0
B3     $     3,007,000.00  $      3,004,551.55  $            999.22   36158GDS4
B4     $     1,503,000.00  $      1,501,776.18  $            999.22   36158GDT2
B5     $     2,255,130.89  $      2,253,294.65  $            999.22   36158GDU9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       2.   60-89 days
            Number              0        Principal Balance $               0.00
                                --------                        ---------------
       3.   90 days or more
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       4.   In Foreclosure
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       5.   Real Estate Owned
            Number              0        Principal Balance $               0.00
                                --------                         ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                 Certificate Interest
                Class                    Rates
                -----                    -----
                  A6             %       6.60624985
                 A16             %       7.30446482

E.     Other Information:

       1.   Special Hazard Loss Amount:                      $             0.00
                                                                ----------------

       2.   Bankruptcy Loss Amount:                          $             0.00
                                                                ----------------

       3.   Fraud Loss Amount:                               $             0.00
                                                                ----------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------

F.  Ending Notional Component Balances (if applicable):

          Class               Ending Notional Balance
          -----               -----------------------
       Class A4_1            $                  0.00
       Class A4_2            $                  0.00
       Class A4_3            $                  0.00

     Ending Component Principal Balances (if applicable):

          Class               Ending Component Balance
          -----               ------------------------
       Class A4_1            $          7,489,700.92
       Class A4_2            $            185,186.00
       Class A4_3            $            184,667.00

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.